Press Release

Acucela Issues Notice of Resolutions of the Annual Meeting of Shareholders
Notice is hereby given that the following matters were resolved at the Annual Meeting of Shareholders of Acucela Inc. held on October 18, 2016 Pacific Time in Seattle, Washington
SEATTLE (October 18, 2016) — Acucela Inc. (Tokyo: 4589) (the “Company”), a clinical-stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic diseases, hereby gives notice that the following matters were resolved at the Annual Meeting of Shareholders of the Company held on October 18, 2016 Pacific Time in Seattle, Washington.
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Proposal 1: Adoption of the Merger Agreement
The merger agreement (the “Merger Agreement”) by and among the Company, Acucela Japan KK, a wholly-owned subsidiary of the Company organized under the laws of Japan, which will become Kubota Pharmaceutical Holdings Co., Ltd. (“Kubota Holdings”), and Acucela North America Inc. (“US Merger Co”), a wholly-owned subsidiary of Kubota Holdings, pursuant to which the Company will be merged with and into US Merger Co, with US Merger Co surviving the merger as a wholly-owned subsidiary of Kubota Holdings and assuming the name of Acucela Inc., and whereby each issued and outstanding share of the Company’s common stock will be cancelled and converted into the right to receive one share of common stock of Kubota Holdings was adopted.
Proposal 2: Election of Directors
All five of the director nominees were elected to hold office until the annual meeting of shareholders in 2017, and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.
Nominees:
Mr. Shintaro Asako
Dr. Ryo Kubota
Dr. Shiro Mita
Mr. Eisaku Nakamura
Mr. Robert Takeuchi

Proposal 3: To Ratify the Appointment of BDO USA, LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2016

The appointment of BDO USA, LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2016 was ratified.

Proposal 4: Approval of adjournment if necessary to solicit additional proxies if insufficient votes to adopt the Merger Agreement

The adjournment proposal was not acted upon at the Annual Meeting of Shareholders as there were sufficient votes to approve the foregoing proposals.

The Company will file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission reporting the full voting results from the Annual Meeting of Shareholders of the Company on or before October 24, 2016.

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About Acucela Inc.
Acucela Inc. (http://www.acucela.com/ or http://www.acucela.jp) is a clinical-stage ophthalmology company that specializes in identifying and developing novel therapeutics to treat and slow the progression of sight-threatening ophthalmic disorders affecting millions of people worldwide. The Company’s pipeline includes drug candidates and therapeutics for the treatment of age related macular degeneration, cataracts, presbyopia, diabetic retinopathy, retinitis pigmentosa and Stargardt disease.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including with respect to the ability of the Company to consummate the proposed redomicile transaction (the “Triangular Merger”). Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may abandon the Triangular Merger; (2) conditions to the closing of the Triangular Merger may not be satisfied; (3) problems may arise in connection with the relocation of the Company’s headquarters to Japan, which may result in less effective or efficient operations; (4) the Triangular Merger may involve unexpected costs, unexpected liabilities or unexpected delays; (5) the Company’s business may suffer as a result of uncertainty surrounding the Triangular Merger; (6) the Company may not realize the anticipated benefits of the Triangular Merger; (7) the Triangular Merger may negatively impact the Company’s relationships, including with employees, suppliers, collaborators, competitors and investors; (8) the Triangular Merger may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (9) the Triangular Merger may have negative tax consequences to the Company and holders of the Company’s common stock; (10) the Company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s investigational product candidates may not demonstrate the expected safety and efficacy; (12) the Company’s pre-clinical development efforts may not yield additional product candidates; (13) any of the Company’s or its collaborators' product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; and (14) new developments in the intensely competitive ophthalmic pharmaceutical market may require changes in the Company’s clinical trial plans or limit the potential benefits of its investigational product candidates, as well as the other risks identified in the Company’s filings with the Securities and Exchange Commission (“SEC”). The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and other risks and uncertainties that affect the business of the Company described in the “Risk Factors” section of its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC, as well as the risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 (File No. 333-210469) (the “Form S-4”) filed by Acucela Japan KK with the SEC on March 30, 2016, as amended on August 12, 2016, in connection with the Triangular Merger, which Form S-4 was declared effective by the SEC on August 17, 2016. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and the Company does not assume any obligation to update or revise any such forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in those statements will be achieved or will occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. You should read the documents we have filed with the SEC for more complete information about the Company. These documents are available on both the EDGAR section of the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at ir.acucela.com. “Acucela” and the Acucela logo are registered trademarks or trademarks of Acucela Inc. in various jurisdictions.
Additional Information and Where to Find it
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Acucela Japan KK filed the Form S-4 with the SEC on March 30, 2016, as amended on August 12, 2016, that includes a preliminary prospectus of Acucela Japan KK and a preliminary proxy statement of the Company, and each of Acucela Japan KK and the Company also plans to file other relevant documents with the SEC regarding the Triangular Merger. The SEC declared the S-4 effective on August 17, 2016 and the definitive proxy statement/prospectus was first mailed to the shareholders of the Company on September 15, 2016. INVESTORS AND SECURITY HOLDERS OF ACUCELA INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT

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ACUCELA JAPAN KK, ACUCELA INC. AND THE TRIANGULAR MERGER. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when available) filed and to be filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s web site at ir.acucela.com. Investors and security holders may also read and copy any reports, statements and other information filed by Acucela Inc. or Acucela Japan KK, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents (when available) by directing a request by mail or telephone to Investor Relations, Acucela Inc., 1301 Second Avenue, Suite 4200, Seattle, WA 98101, telephone (206) 805-8300.

Participants in the Merger Solicitation
Acucela Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Triangular Merger. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2016, and is included in the Form S-4 and in any documents subsequently filed by its directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s shareholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed inversion to be filed with the SEC when they become available.
“Acucela,” the Acucela logo and “Kubota” are among the registered trademarks or trademarks of Acucela Inc. in various jurisdictions.
IR Contact:

Tomomi Sukagawa Director Investor Relations and Communications Phone: +81.3.5789.5872 Email: tsukagawa@acucela.com
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